Exhibit 10.9

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 26, 2009, among Sbarro Holdings, LLC, a Delaware limited liability company (“Holdings”), Sbarro, Inc., a New York corporation (the “Borrower”), and the Lenders party hereto, amends that certain CREDIT AGREEMENT (as amended, modified or waived prior to the date hereof, the “Credit Agreement”), dated as of January 31, 2007, among Sbarro, Inc., as Borrower, Sbarro Holdings, LLC, as Holdings, each Person from time to time party thereto as a Lender, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, Credit Suisse, as Syndication Agent, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as Joint Lead Arrangers and Joint Book Managers, and Natixis and Bank of Ireland, as Co-Documentation Agents. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Credit Parties have requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to the amendments set forth in Section 1 hereof (collectively, the “Amendments”) relating to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Amendments to Credit Agreement.

(a) Amendments to Section 1.01: Defined Terms.

(i) The following definitions shall be added in proper alphabetical sequence:

(A) “First Amendment” means the First Amendment to the Credit Agreement, dated as of March 26, 2009, among the Borrower, Holdings and the Lenders party thereto.

(B) “First Amendment Effective Date” means March 26, 2009.

(C) “Intercreditor Agreement” means the Intercreditor Agreement, substantially in the form of Exhibit M to this Agreement, between the Administrative Agent and the Second Lien Administrative Agent, as amended, modified, replaced, restated or otherwise supplemented from time to time.

(D) “Reinstatement Date” has the meaning specified in Section 7.09(i).

(E) “Second Lien Administrative Agent” means “Administrative Agent” as defined in the Second Lien Credit Agreement.

(F) “Second Lien Collateral Documents” means “Collateral Documents” as defined in the Second Lien Credit Agreement.

(G) “Second Lien Credit Agreement” means the Second Lien Credit Agreement, dated as of March 26, 2009, among Holdings, the Borrower, each of the lenders from time to time party thereto and Natixis, as administrative agent and collateral agent, as may be amended, restated, modified, increased or otherwise supplemented from time to time.

(H) “Second Lien Credit Obligations” means “Second Lien Credit Obligations” as defined in the Second Lien Credit Agreement.

(I) “Second Lien Lenders” means “Lenders” as defined in the Second Lien Credit Agreement.

(J) “Second Lien Loan Documents” means “Loan Documents” as defined in the Second Lien Credit Agreement.

(K) “Second Lien Loans” means “Loans” as defined in the Second Lien Credit Agreement.

(L) “Second Lien Transaction” means “Transaction” as defined in the Second Lien Credit Agreement.

(M) “Second Lien Transaction Documents” means “Transaction Documents” as defined in the Second Lien Credit Agreement.

(ii) The definition of “Applicable Margin” is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Applicable Margin”: (i) prior to the First Amendment Effective Date, shall mean “Applicable Margin” as defined in this Agreement prior to giving effect to the First Amendment and (ii) on and after the First Amendment Effective Date for purposes of calculating (a) the applicable interest rate for any Term B Loan or the applicable interest rate for any day for any Revolving Loan or any Swing Line Loan, means for Eurodollar Loans, 4.50% or for Base Rate Loans, 3.50%; (b) the applicable rate of the Commitment Fee for any day for purposes of Section 2.11(a) means, 0.50%, and (c) the applicable rate of the Letter of Credit Fee for any day for purposes of Section 2.11(b)(i) means, 4.50%.”

(iii) The definition of “Base Rate” is hereby amended by deleting the “.” at the end of the first sentence thereof and replacing it with “and (iii) the Eurodollar Rate for a one-month Interest Period plus 100 basis points.”

(iv) The definition of “Change of Control” is hereby amended by adding the words “or the Second Lien Credit Agreement” immediately after the words “Senior Notes Indenture” in clause (iv).

(v) The definition of “Collateral Documents” is hereby amended by adding the words “Intercreditor Agreement” immediately after the word “collectively,”.

(vi) The definition of “Consolidated Capital Expenditures” is hereby amended by restating clause (vi) thereof in its entirety as follows:

“(vi) any expenditures made with the proceeds of a Debt Issuance of Holdings or any of its Subsidiaries (other than Second Lien Loans, Revolving Loans, and Indebtedness incurred pursuant to Section 7.01(xx) after the Closing Date) to the extent not required to prepay the Loans or used for any other purpose; and”

(vii) The definition of “Consolidated EBITDA” is hereby amended by:

(A) deleting the words “Synthetic Lease Obligations and” from clause (iii)(B);

(B) restating clause (iii)(I) in its entirety as follows:

“(I) any financial advisory fees, accounting fees, legal fees and other similar advisory and consulting fees and other out-of-pocket costs and expenses of the Borrower incurred as a result of this Amendment and the Second Lien Transaction (whether or not actually consummated) and deducted from net income during the Borrower’s fiscal years ending December 28, 2008 and December 27, 2009,”

(C) replacing clause (iii)(J) with “[Intentionally Omitted]”;

(D) adding the following at the end of clause (iii)(L): “not to exceed an aggregate of $1,000,000”;

(E) restating clause (iii)(M) in its entirety as follows: “non-recurring cash charges resulting from severance, consulting, advisory and other similar transition expenses, stay or sign on bonuses, restructuring, consolidation, transition integration and other adjustments made as a result of Permitted Acquisitions, and other Investments permitted under Section 7.06; provided that the amounts referred to in this clause (M) reported in any fiscal year ending after December 31, 2006 shall not, in the aggregate, exceed $2,000,000 during any fiscal year and $4,000,000 in the aggregate since the First Amendment Effective Date”;

(F) replacing clause (iii)(O) with “[Intentionally Omitted]”;

(G) replacing clause (iii)(P) with “[Intentionally Omitted]”;

(H) adding the following at the end of clause (iii)(Q): “not to exceed an aggregate of $1,000,000 per year beginning with fiscal year 2009”;

(I) replacing clause (iii)(R) with “[Intentionally Omitted]”;

(J) adding the following at the end of clause (iii)(T): “not to exceed an aggregate of $3,000,000 per year beginning with fiscal year 2009”;

(K) deleting the “,” after the word “bonuses” and replacing it with the word “or” in clause (iii)(U);

(L) deleting the words “, consolidation, severance or discontinuance of any portion of operations, employees and/or management” from clause (iii)(U);

(M) replacing the “$2,500,000” in clause (iii)(U) with “$1,500,000”;

(N) deleting clause (iii)(W) and replacing it with “expenses related to consolidation, severance or the discontinuance of any portion of operations, employees and/or management not to exceed an aggregate amount during any four consecutive fiscal quarters greater than (1) as of the fiscal quarter ending on March 29, 2009, $3,500,000, (2) as of the fiscal quarter ending on June 28, 2009, $3,000,000, (3) as of the fiscal quarter ending on September 27, 2009, $2,750,000, (4) as of the fiscal quarter ending on December 27, 2009, $2,500,000 and (5) as of any fiscal quarter ending thereafter, $1,500,000”;

(O) restating clause (iv) in its entirety as follows:

“for purposes of curing any violation of the covenant set forth in Section 7.16, the Net Cash Proceeds of any Equity Issuance of Qualified Capital Stock to the Investor Group and/or to one or more other Persons who are or become holders of Equity Interests in Holdings, solely to the extent that such Net Cash Proceeds are actually received by the Borrower (including through capital contribution of such Net Cash Proceeds by Holdings to the Borrower) no later than 10 Business Days after the delivery of a Notice of Intent to Cure; provided that Net Cash Proceeds of Equity Issuances of Qualified Capital Stock may be included pursuant to the provisions of this clause (iv) in Consolidated EBITDA of no more than two fiscal quarters in any period of four consecutive fiscal quarters; and provided further that the aggregate amount of Net Cash Proceeds of Equity Issuances of Qualified Capital Stock which may be included pursuant to this clause (iv) in Consolidated EBITDA may not exceed, in any case, (A) the aggregate amount necessary to cure an Event of Default arising in respect of the covenant set forth in Section 7.16 for such applicable period for which such Notice of Intent to Cure is delivered or (B) an amount greater than 10% of the Consolidated EBITDA of Holdings as of the last day of the most recent period of four consecutive fiscal quarters of Holdings for which financial statements are required to be delivered pursuant to Section 6.01(a) or (b); provided further; that the Borrower shall prepay the Term B Loans with 100% of all Net Cash Proceeds of Equity Issuances of Qualified Capital Stock included pursuant to this clause (iv) in the manner and in accordance with the provisions applicable to voluntary prepayments of Term B Loans with Net Cash Proceeds; provided, however, that the aggregate amount of Net Cash Proceeds of Equity Issuances of Qualified Capital Stock which are included pursuant to this clause (iv) in Consolidated EBITDA shall not increase any basket or other amount hereunder and shall not be used for any other purpose or action hereunder that is specifically permitted to be taken with the use of proceeds from Equity Issuances; it being understood that this clause (iv) may not be relied on for purposes of calculating any financial ratios other than for purposes of determining compliance with the financial covenant set forth in Section 7.16; minus”

(P) deleting the word “covenants” and replacing it with the word “covenant” in clause (vi);

(Q) deleting the words “the Interest Coverage Ratio or” in the final paragraph of such definition; and

(R) adding immediately after the words “Total Leverage Ratio for all purposes” the words “or any determination of Consolidated EBITDA for purposes of Section 7.16” in the final paragraph of such definition.

(viii) The definition of “Consolidated Scheduled Debt Payments” is amended by adding the words “, mandatory prepayments of the Second Lien Loans pursuant to Section 2.09(c) of the Second Lien Credit Agreement (as in effect on the date hereof),” immediately after the words “Term B Loans pursuant to Section 2.09(c)”.

(ix) The definition of “Excess Cash Flow” is hereby amended by:

(A) deleting the words “or Incremental Revolving Loans” in the second parenthetical clause of clause (v);

(B) adding the words “Second Lien Loans,” immediately after the words “other than intercompany Indebtedness,” in clause (v)(C);

(C) deleting the parenthetical “(excluding any Restricted Payments made as permitted pursuant to clause (z) of the second proviso thereto from Excess Cash Flow for any period)” in clause (v)(G);

(D) replacing the words “the Transaction,” with “the Second Lien Transaction” in clause (v)(I) and adding the following to the end of such clause “not to exceed an aggregate of $1,000,000”;

(E) replacing clause (v)(J) with “[Intentionally Omitted]”;

(F) deleting the words “early retirement of debt,” from clause (v)(N) and adding to the end of such clause: “provided that the amounts referred to in this clause (N) reported in any fiscal year ending after December 31, 2006 shall not, in the aggregate, exceed $2,000,000 during any fiscal year and $4,000,000 in the aggregate since the First Amendment Closing Date”;

(G) replacing clause (v)(O) with “[Intentionally Omitted]”;

(H) adding the following at the end of clause (v)(Q): “not to exceed an aggregate of $1,000,000 per year beginning with fiscal year 2009”;

(I) replacing clause (v)(R) with “[Intentionally Omitted]”;

(J) adding the following at the end of clause (v)(T): “not to exceed an aggregate of $3,000,000 per year beginning with fiscal year 2009”;

(K) deleting the words “early extinguishment of Indebtedness,” from clause (v)(U);

(L) deleting the words “, severance or discontinuance of any portion of operations, employees and/or management” and the word “million” from clause (v)(U);

(M) replacing the “2,500,000” in clause (v)(U) with “1,500,000”;

(N) deleting clause (v)(W) and replacing it with “expenses related to severance or the discontinuance of any portion of operations, employees and/or management not to exceed an aggregate amount during any four consecutive fiscal quarters greater than (1) as of the fiscal quarter ending on March 29, 2009, $3,500,000, (2) as of the fiscal quarter ending on June 28, 2009, $3,000,000, (3) as of the fiscal quarter ending on September 27, 2009, $2,750,000, (4) as of the fiscal quarter ending on December 27, 2009, $2,500,000 and (5) as of any fiscal quarter ending thereafter, $1,500,000”; and

(O) adding the words “Second Lien Loans,” immediately after the words “to prepay the” in clause (viii).

(x) The following definitions are hereby deleted:

(A) “Applicable ECF Percentage,”

(B) “Incremental Revolving Loan Commitment,”

(C) “Incremental Revolving Loans,”

(D) “Incremental Term Loan Commitment,”

(E) “Incremental Term Loans,”

(F) “Interest Coverage Ratio,”

(G) “Post-Increase Revolving Lenders,” and

(H) “Pre-Increase Revolving Lenders.”

(xi) The definition of “Permitted Acquisition” is hereby amended by:

(A) deleting the words “financial covenants specified in Sections 7.16(a) and (b)” and replacing them with the words “financial covenant specified in Section 7.16”;

(B) adding the words “or the Second Lien Lenders” immediately after the words “the Lenders” in paragraph (c);

(C) deleting the word “franchises” and replacing it with the word “franchisees” in paragraph (c); and

(D) adding the parenthetical “(other than expenditures included in Consolidated Capital Expenditures)” immediately after the words “in the aggregate” in paragraph (c).

(E) adding the following as a new paragraph immediately following such definition:

“Notwithstanding the foregoing, unless otherwise agreed to in writing by the Required Lenders, (x) from and after the First Amendment Effective Date, (1) the aggregate amount of any acquisition (whether individually or together with any related acquisitions) shall not exceed $5,000,000 and (2) the aggregate amount of all Permitted Acquisitions shall not exceed $10,000,000 and (y) no acquisition shall be deemed to be a Permitted Acquisition unless immediately after giving effect to such acquisition the Total Leverage Ratio shall be less than the Total Leverage Ratio immediately prior to such acquisition.”

(xii) The definition of “Pro-Forma Basis” is hereby amended by deleting the words “In connection with any calculation of the financial covenants set forth in Section 7.16 or elsewhere” and replacing them with the words “In connection with any calculation of the Total Leverage Ratio or the financial covenant set forth in Section 7.16 or elsewhere”.

(xiii) The definition of “Pro-Forma Compliance Certificate” is hereby amended by deleting the words “and the Interest Coverage Ratio” and replacing them with the words “and the financial covenant set forth in Section 7.16”.

(xiv) The definition of “Revolving Committed Amount” is hereby amended by deleting “$25,000,000” and replacing it with “$21,500,000”.

(xv) The definition of “Total Leverage Ratio” is hereby amended by inserting “for which financial statements have been (or were required to have been) delivered pursuant to Section 6.01(a) or (b)” immediately before the final”.”.

(b) Amendment to Section 2.06 of the Credit Agreement: Interest.

(i) Clause 2.06(c) is hereby replaced in its entirety with the following:

“(x) immediately upon an Event of Default, all Loans shall bear interest at a fluctuating interest rate per annum equal to the Default Rate and (y) if any Senior Credit Obligation is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such overdue amount shall thereafter bear interest at a fluctuating interest rate per annum equal to the Default Rate, in each case, until such Default or Event of Default has been cured or waived, to the fullest extent permitted by applicable Laws.”

(c) Amendments to Section 2.09 of the Credit Agreement: Prepayments.

(i) Section 2.09(c)(ii) is hereby amended by:

(A) deleting the words “the Applicable ECF Percentage” and replacing them with “75%”; and

(B) deleting the last sentence of such section.

(ii) Section 2.09(c)(iii) is hereby amended by deleting the number “$5,000,000” and replacing it with the number “$1,000,000”.

(d) Amendment to Section 2.15: Increase in Commitments.

Section 2.15 is hereby amended by deleting such section in its entirety and replacing it with the word “Intentionally Omitted”.

(e) Amendment to Section 5.21 of the Credit Agreement: Ownership.

Section 5.21 is hereby amended by adding the words “Second Lien Collateral Documents,” before the words “Collateral Documents”.

(f) Amendment to Section 6.01: Financial Statements.

(i) Section 6.01 is hereby amended by deleting paragraph (b) in its entirety and replacing it with:

“(b) (x) Within 50 days after the end of the first three fiscal quarters of Holdings, and (y) within 45 days of the first full fiscal month following the First Amendment

Effective Date and each fiscal month thereafter which does not coincide with the end of a fiscal quarter of Holdings, a consolidated balance sheet of Holdings and its Consolidated Subsidiaries as of the end of such period, together with related consolidated statements of operations and a consolidated statement of cash flows for such period and the then elapsed portion of such fiscal year, setting forth for all periods beginning after the first anniversary of the Closing Date in comparative form the consolidated figures for the corresponding periods of the preceding fiscal year, all in reasonable detail, certified by a Responsible Officer of the Borrower as fairly presenting, in all material respects, the financial condition, results of operations and cash flows of Holdings and its Consolidated Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, provided that the quarterly (but not monthly) obligations in this paragraph (b) may be satisfied by the Borrower by furnishing its Form 10-Q.”; and

(ii) Section 6.01(c) is hereby amended by deleting “(x) on a quarterly basis for the first such forecast, and (y) for each forecast delivered thereafter,”.

(g) Amendment to Section 6.02 of the Credit Agreement: Certificates; Other Information.

(i) Paragraph (b) is hereby amended by deleting the word “covenants” and replacing it with the word “covenant”; and

(ii) The last sentence of Section 6.02(b) is hereby deleted.

(h) Amendment to Section 6.03 of the Credit Agreement: Notices.

(i) Clause (iii) is hereby amended by deleting “and”;

(ii) Clause (iv) is hereby amended by deleting “.” and replacing it with “;”; and

(iii) Section 6.03 is hereby amended by inserting new clauses (v) and (vi) immediately after clause (iv) as follows:

“(v) of notices delivered by the Borrower under the Second Lien Credit Agreement that would not otherwise give rise to a notice requirement hereunder; and

(vi) of any amendments, restatements, supplements or other modifications to the Second Lien Loan Documents or the Second Lien Transaction Documents.”

(i) Amendment to Section 6.14 of the Credit Agreement: Designation of Unrestricted Subsidiaries.

Section 6.14 is hereby amended by deleting the word “covenants” and replacing it with the word “covenant” in each instance that it appears.

(j) Amendments to Section 7.01 of the Credit Agreement: Limitation on Indebtedness.

(i) Clause (ii) is hereby amended by (A) deleting the words “(including any incremental loans incurred pursuant to Section 2.15)” and (B) deleting the words “plus, so long as no Default or Event of Default exists or would result therefrom, an additional amount of such Senior Notes incurred in any “tack on” offering under the Senior Notes Indenture, not to exceed $25 million in the aggregate”;

(ii) Clause (iii) is hereby amended by deleting the number “$7,500,000” and replacing it with the number “$5,000,000”;

(iii) Clause (v) is hereby amended by restating subclause (w) thereof in its entirety as follows: “(w) such refinancing Indebtedness shall not be secured by any Lien unless the Indebtedness being refinanced was subject a Lien, in which case any Liens on such refinancing indebtedness shall not extend to any additional assets and shall, if the existing Liens were subordinated, be subordinated on no less favorable terms,”;

(iv) Clause (vi) is hereby amended by deleting the word “covenants” and replacing it with the word “covenant”;

(v) Clause (x) is hereby amended by deleting the number “$7,500,000” and replacing it with “$5,000,000”;

(vi) Clause (xii) is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”;

(vii) Clause (xiv) is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”;

(viii) Clause (xvi) is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”;

(ix) Clause (xviii) is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”;

(x) Clause (xix) is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”;

(xi) Clause (xx) is hereby amended by (A) replacing the number “$10,000,000” with “$15,000,000” and (B) deleting the “.” at the end thereof and replacing it with the word “; and”; and

(xii) Section 7.01 is hereby amended by adding the following clause (xxi) immediately after clause (xx) as follows: “(xxi) Indebtedness evidenced by the Second Lien Credit Agreement in an aggregate principal amount not to exceed $25,500,000 plus the amount of any interest added to the principal thereof in accordance with the terms of the Second Lien Credit Agreement.”

(k) Amendments to Section 7.02 of the Credit Agreement: Restriction on Liens.

(i) Clause (xxvi) is hereby amended by deleting the word “; and” at the end thereof;

(ii) Clause (xxx) is hereby amended by deleting the word “and” at the end thereof;

(iii) Clause (xxxi) is hereby amended by (A) deleting the number “$7,500,000” and replacing it with the number “$5,000,000” and (B) deleting the “.”at the end thereof and replacing it with the word “; and”; and

(iv) Section 7.02 is hereby amended by adding the following clause (xxxii) immediately after clause (xxxi) as follows:

“(xxxii) Liens granted on the Collateral to secure the Second Lien Credit Obligations provided that such Liens are subject to the terms of the Intercreditor Agreement.”

(l) Amendments to Section 7.04: Consolidation, Merger and Dissolution.

(i) Clauses (ii), (iii) and (iv) are hereby amended by adding the words “and are subject to the terms of the Intercreditor Agreement”, in each case, after the words “dissolution or liquidation” in the respective parentheticals therein; and

(ii) Clause (v) is hereby amended by deleting the word “covenants” and replacing it with the word “covenant”.

(m) Amendments to Section 7.05: Asset Disposition.

(i) Clause (xix) is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”;

(ii) Clause (xx) is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”;

(iii) Clause (xxiii) is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”;

(iv) Clause (xxv) is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”;

(v) Clause (xxvi) is hereby amended by deleting the number “$15,000,000” and replacing it with the number “$10,000,000”.

(n) Amendments to Section 7.06: Investments.

(i) Clause (vi)(x)(ii) is hereby amended by deleting the number “$2,500,000” and replacing it with the number “$1,000,000”.

(o) Amendments to Section 7.07: Restricted Payments, Etc.

(i) Clause (iii) is hereby amended by deleting the proviso at the end of such clause;

(ii) Clause (iv) is hereby amended by deleting clauses (C) and (D) thereof and replacing the “(E)” therein with “(C)”; and

(iii) Clause (viii) is hereby amended by adding the word “and” at the end thereof;

(iv) Clause (ix) is hereby amended by deleting “; and” at the end thereof and replacing it with a “.”; and

(v) Clause (x) is hereby deleted in its entirety.

(p) Amendments to Section 7.08 of the Credit Agreement: Prepayment of Indebtedness, Etc.

(i) Section 7.08(c) of the Credit Agreement is hereby amended by deleting the proviso “; provided, however, that amounts available under this Section 7.08(c) shall be reduced by any amounts applied pursuant to Section 7.07(x) hereof”.

(ii) Section 7.08(d) of the Credit Agreement is hereby amended by deleting the words “[Intentionally Omitted].” and by adding the following:

“(d) Prohibition Against Certain Payments on Second Lien Credit Obligations/Amendments of the Second Lien Loan Documents. None of the Group Companies will directly or indirectly redeem, purchase, prepay, retire, defease or otherwise acquire for value (other than exchanges solely for Equity Interests not constituting Debt Equivalents), prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness incurred pursuant to the Second Lien Loan Documents, or set aside any funds for such purpose, whether such redemption, purchase, prepayment, retirement or acquisition is made at the option of the maker or at the option of the holder thereof, and whether or not any such redemption, purchase, prepayment, retirement or acquisition is required under the terms and conditions applicable to such Indebtedness, except that Indebtedness under the Second Lien Loan Documents may be redeemed, purchased, retired, defeased, acquired for value or prepaid at any time following repayment in full of all Term B Loans and all accrued interest thereon by utilizing the Net Cash Proceeds of one or more Asset Dispositions, Casualties, Condemnations and/or Debt Issuances. None of the Group Companies will, or will permit any of their respective Subsidiaries to, after the issuance thereof, amend, waive or modify (or permit the amendment, waiver or modification of) any of the terms, agreements, covenants or conditions of or applicable to the Second Lien Loan Documents unless such amendment, waiver or modification is in accordance with the terms of the Intercreditor Agreement.”

(q) Amendments to Section 7.09: Transactions with Affiliates.

(i) Clause (i) is hereby amended by adding the following to the end thereof “; provided, however, that (a) from and after the First Amendment Effective Date until such time as the Consolidated EBITDA of Holdings is at least $55,000,000 as of the last day of the most recent period of four consecutive fiscal quarters of Holdings for which financial statements are required to be delivered pursuant to Section 6.01(a) or (b) (the “Reinstatement Date”), any Management Fees payable pursuant to clause (i) of the definition thereof shall be not be paid in cash (but shall continue to accrue) and (b) on and after the Reinstatement Date, no greater than $2,000,000 of such fees shall be paid in cash per fiscal year”;

(ii) Clause (xi) is hereby amended by deleting the word “and” at the end thereof;

(iii) Clause (xii) is hereby amended by inserting the word “and” at the end thereof; and

(iv) Section 7.09 is hereby amended by adding the following clause (xiii) “entering into the Second Lien Transaction Documents and the transactions related thereto, including, without limitation, the issuance of warrants and any amendments or modifications thereto (to the extent permitted by the Intercreditor Agreement).”

(r) Amendments to Section 7.11: Restrictions with Respect to Intercorporate Transfers.

(i) The first paragraph of Section 7.11 is hereby amended by inserting the words “(subject to the terms of the Intercreditor Agreement)” immediately after the words “pursuant to the Loan Documents” in clause (E); and

(ii) The second clause (i) therein is hereby amended by (A) deleting the word “or” and inserting a “,” in its place and (B) adding the words “or Second Lien Loan Documents” immediately after the words “Senior Notes Documents”.

(s) Amendments to Section 7.15: Additional Negative Pledges.

(i) Clause (xi) is hereby amended by deleting the word “and”;

(ii) Clause (xii) is hereby amended by inserting the word “and” at the end thereof; and

(iii) Section 7.15 is hereby amended by adding the following clause (xiii) “pursuant to the Second Lien Credit Agreement and the other Second Lien Loan Document”.

(t) Amendments to Section 7.16: Financial Covenants.

Section 7.16 is hereby amended by deleting such section in its entirety and replacing it with the following:

“Section 7.16 Financial Covenant. Consolidated EBITDA of Holdings shall be at least the amount set forth below for any four fiscal quarter period ending on the last day of each fiscal quarter set forth below.

Fiscal Quarter Ended	Amount
March 29, 2009	$38,000,000

June 28, 2009	$38,000,000

September 27, 2009	$38,000,000

December 27, 2009	$40,000,000

March 28, 2010	$40,000,000

June 27, 2010	$40,000,000

September 26, 2010	$40,000,000

December 26, 2010	$43,000,000

March 27, 2011	$43,000,000

June 26, 2011	$43,000,000

September 25, 2011	$43,000,000

January 1, 2012	$48,000,000

April 1, 2012	$48,000,000

July 1, 2012	$48,000,000

September 30, 2012	$48,000,000

December 30, 2012	$53,000,000

March 31, 2013	$53,000,000

June 30, 2013	$53,000,000

September 29, 2013	$53,000,000

December 29, 2013 and the last day of each fiscal quarter thereafter	$60,000,000”

(u) Amendments to Section 7.17: Capital Expenditures.

A new Section 7.17 is added following Section 7.16 to read as follows:

“Section 7.17 Capital Expenditures. Consolidated Capital Expenditures shall be no greater than the amount set forth below for any four fiscal quarter period ending on the last day of each fiscal quarter set forth below.

Fiscal Quarter	Consolidated Capital Expenditures
March 29, 2009	$16,000,000

June 28, 2009	$14,000,000

September 27, 2009	$12,000,000

December 27, 2009	$12,000,000

March 28, 2010	$12,000,000

June 27, 2010	$12,000,000

September 26, 2010	$12,000,000

December 26, 2010	$12,000,000

March 27, 2011	$13,000,000

June 26, 2011	$13,500,000

September 25, 2011	$14,000,000

January 1, 2012	$14,000,000

April 1, 2012	$14,000,000

September 30, 2012	$14,000,000

December 30, 2012	$14,000,000

March 31, 2013	$14,500,000

June 30, 2013 and thereafter	$15,000,000

; provided, however, that (x) if the aggregate amount of Consolidated Capital Expenditures made in any four fiscal quarter period shall be less than the maximum amount of Consolidated Capital Expenditures permitted under this Section 7.17 for such period (before giving effect to any carryover), then the amount of such shortfall may be added to the amount of Consolidated Capital Expenditures permitted under this Section 7.17 for the immediately succeeding four fiscal quarters and (y) in determining whether any amount is available for carryover, the amount expended in any fiscal quarter shall first be deemed to be from the amount allocated to such fiscal quarter (before giving effect to any carryover).”

(v) Amendment to Exhibit D of the Credit Agreement. As of the First Amendment Effective Date, Exhibit D of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit D hereto.

Section 2. [Intentionally Omitted].

Section 3. Waiver. Subject to the satisfaction of the conditions set forth in Section 4 hereof, as of the First Amendment Effective Date, the Required Lenders hereby permanently waive compliance by the Borrower with the financial covenant set forth in Section 7.16(a) of the Credit Agreement for the fiscal quarter ended December 31, 2008, and agree that such failure shall not be a Default or Event of Default arising under Section 8.01.

Section 4. Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied or waived (the “Amendment Effective Date”):

(i) The Administrative Agent (or its counsel) shall have received an executed counterpart of this Amendment from Lenders constituting the Required Lenders and each of the other parties hereto;

(ii) Execution and delivery of the Second Lien Credit Agreement and the Intercreditor Agreement, in each case in form and substance reasonably satisfactory to the Administrative Agent (and the Lenders party hereto instruct the Administrative Agent to enter into the Intercreditor Agreement);

(iii) The Administrative Agent shall have received a copy of a written opinion from an Independent Qualified Party (as defined in the Senior Notes Indenture) with respect to the fairness of the Second Lien Credit Agreement, which opinion satisfies the requirements of Section 4.07 of the Senior Notes Indenture;

(iv) The Administrative Agent shall have received a favorable written opinion of Kirkland & Ellis LLP, counsel to the Loan Parties, addressed to the Administrative Agent, Collateral Agent and each Lender, dated the Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent;

(v) The Borrower shall have received or shall concurrently receive the proceeds of the Second Lien Loans and shall have used the proceeds to make a voluntary prepayment of the Term B Loans in an amount not less than $25 million in accordance with this Amendment and Section 2.09(a) of the Credit Agreement;

(vi) The Borrower shall have made or shall concurrently make a prepayment of the Revolving Loans in an amount not less than $3,500,000;

(vii) Payment of an amendment fee to the Administrative Agent on behalf of each Lender consenting to this Amendment in an amount equal to 0.5% of such Lender’s Revolving Commitment and outstanding Term B Loans (in each case, based on the amount of Commitments and Loans outstanding immediately prior to the reductions and repayments contemplated hereby); and

(viii) All fees and expenses payable on or before the Amendment Effective Date by the Borrower to the Administrative Agent or its Affiliates in connection with this Amendment shall have been paid, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 5. Representations and Warranties. The Borrower represents and warrants to the Lenders as of the date hereof and as of each Amendment Effective Date that:

(a) The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by the Borrower and do not and will not (i) contravene the terms of any of the Loan Parties’ Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, any Contractual Obligation to which any Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or its property is subject or (iii) violate any Law;

(b) After giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of such Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9. Release. In order to induce the Lenders to consent to this Amendment, the Loan Parties hereby release, acquit, and forever discharge the Lenders, the Administrative Agent and each and every past and present affiliate, member, manager, agent, employee, representative, and attorney of the Lenders and the Administrative Agent from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character, or nature whatsoever, fixed or contingent, which any of them may have or claim to have now in connection with any act of commission or omission of any of the Lenders or the Administrative Agent existing on or occurring prior to the date of this Amendment or any instrument executed on or prior to the date of this Amendment including, without limitation, any claims, liabilities or obligations arising with respect to the Loans.

The provisions of this Section 9 shall survive payment of the Loans and shall be binding upon the Loan Parties and their respective successors and assigns and shall inure to the benefit of the Lenders, the Administrative Agent and their respective successors and assigns.

Section 10. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SBARRO, INC.

By:	/s/ Daniel G. Montgomery
Name:	Dan Montgomery
Title:	Chief Financial Officer

SBARRO HOLDINGS, LLC

By:	MidOcean SBR Holdings, LLC, its Sole Member

By:	/s/ Daniel G. Montgomery
Name:	Dan Montgomery
Title:	Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent, Collateral Agent and Lender

By:	/s/ Anthony D. Healey
Name:	Anthony D. Healey
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

AF II US BD Holdings, L.P.

By:	AF II US BD Holdings, G.P. LLC Its General Partner

Name of Lender

By:	/s/ David Kaplan
Name:	David Kaplan
Title:	Authorized Signatory

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ARTUS LOAN FUND 2007-I, LTD.
BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2007-I
BABSON LOAN OPPORTUNITY CLO, LTD.
LOAN STRATEGIES FUNDING LLC
SAPPHIRE VALLEY CDO I, LTD.
SUFFIELD CLO, LIMITED

By:	Bason Capital Management LLC as Collateral Manager

By:	/s/ Kenneth M. Gacevich
Name: Kenneth M. Gacevich
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
MASSMUTUAL ASIA LIMITED
BILL & MELINDA GATES FOUNDATION TRUST

By:	Bason Capital Management LLC as Investment Adviser

By:	/s/ Kenneth M. Gacevich
Name:	Kenneth M. Gacevich
Title:	Managing Director

VINACASA CLO, LTD.

By:	Bason Capital Management LLC as Collateral Servicer

By:	/s/ Kenneth M. Gacevich
Name:	Kenneth M. Gacevich
Title:	Managing Director

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TRS BABSON I LLC

By:	DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH,
ITS SOLE MEMBER

By:	DB SERVICES NEW JERSEY, INC.
Name of Lender

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

If second signature is necessary:

By:	/s/ Angeline Quintaria
Name:	Angeline Quintaria
Title:	Assistant Vice President

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Grand Central Asset Trust, Cameron I Series

Name of Lender

By:	/s/ Andrew Valko
Name:	Andrew Valko
Title:	Attorney-In-Fact

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

The Governor and Company of the Bank of Ireland
Name of Lender

By:	/s/ Carl Andresen
Name:	Carl Andresen
Title:	Director

If second signature is necessary:

By:	/s/ Ed Boyle
Name:	Ed Boyle
Title:	Senior Vice President

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

INWOOD PARK CDO LTD.

By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

RIVERSIDE PARK CLO LTD.

By:	GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Genesis CLO 2007-1 Ltd.
Name of Lender

By:	Ore Hill Partners LLC
Its:	Attorney -In-Fact

By:	/s/ Claude A. Brum
Name:	Claude A. Brum, Esq.
Title:	General Counsel

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

SIERRA CLO II
Name of Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Co-President
Churchill Pacific Asset Management

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

WHITNEY CLO I
Name of Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Co-President
Churchill Pacific Asset Management

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CIT CLO I LTD.
By: CIT Asset Management LLC as Lender

By:	/s/ Roger M. Burns
Name:	Roger M. Burns
Title:	President

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

The CIT Group / Equipment Financing, Inc.

By:	/s/ Terence Sullivan
Name:	Terence Sullivan
Title:	Managing Director
CIT Group

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Watchtower CLO I PLC
Name of Lender
By: Citadel Limited Partnership,
Collateral Manager
By: Citadel Investment Group, L.L.C., its
General Partner

By:	/s/ Erica Tarpey
Name:	Erica Tarpey
Title:	Authorized Signer

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ColumbusNova CLO Ltd. 2007-I
Name of Lender

By:	/s/ David Felty
Name:	David Felty
Title:	Director

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CIFC Funding 2007-I, Ltd.
Name of Lender

By:	/s/ Stephen J. Vaccaro
Name:	Stephen J. Vaccaro
Title:	Co-Chief Investment Officer

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Credit Suisse, Cayman Island Branch
Name of Lender

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Managing Director

If second signature is necessary:

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Madison Park Funding IV, Ltd.
Name of Lender
By: Credit Suisse Alternative Capital, Inc., as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Aurum CLO 2002-Ltd.
Name of Lender
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), as Collateral Manager

By:	/s/ Eric S. Meyer
Name:	Eric S. Meyer
Title:	Managing Director

If second signature is necessary:

By:	/s/ Phuong T. Le
Name:	Phuong T. Le
Title:	Director

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Foothill CLO I, Ltd.
Name of Lender

By: The Foothill Group, Inc.
as attorney-in-fact

By:	/s/ Sanjay Roy
Name:	Sanjay Roy
Title:	Vice President

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

The Foothill Group, Inc.
Name of Lender

By:	/s/ Sanjay Roy
Name:	Sanjay Roy
Title:	Vice President

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Fraser Sullivan CLO I Ltd.
Name of Lender
By: Fraser Sullivan Investment Management, LLC as Collateral Manager

By:	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Managing Partner

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Fraser Sullivan CLO II Ltd.
Name of Lender
By: Fraser Sullivan Investment Management, LLC as Collateral Manager

By:	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Managing Partner

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

General Electric Capital Corporation

By:	/s/ Marie G. Mollo
Name:	Marie G. Mollo
Title:	Duly Authorized Signatory

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ING Investment Management CLO III, LTD.
By: ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Theodore M. Haag
Name:	Theodore M. Haag
Title:	Senior Vice President

ING Investment Management CLO V, LTD.
By: ING Alternative Asset Management LLC, as its investment advisor

By:	/s/ Theodore M. Haag
Name:	Theodore M. Haag
Title:	Senior Vice President

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

NZC GUGGENHEIM MASTER FUND LIMTED
Name of Lender

By: Guggenheim Investment Management, LLC as Manager

By:	/s/ Katilin Trinh
Name:	Katilin Trinh
Title:	Director

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ATLANTIS FUNDING LTD.
Name of Lender

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Atlas Loan Funding (Navigator), LLC
Name of Lender

By:	/s/ Heather M. Jousma
Name:	Heather M. Jousma
Title:	Authorized Signatory

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

KATONAH V, LTD.
Name of Lender

By: INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

JFIN CLO 2007 LTD.
By: Jefferies Finance LLC as Collateral Manager

By:	/s/ Kenneth M. Gacevich
Name:	Kenneth M. Gacevich
Title:	Managing Director

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

J. P. Morgan Whitefriars Inc.
Name of Lender

By:	/s/ Virginia R. Conway
Name:	Virginia R. Conway
Title:	Attorney-In-Fact

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Genesis CLO 2007-2 Ltd
Name of Lender

By:	LLCP Advisors as Collateral Manager

By:	/s/ Steve Hartman
Name:	Steve Hartman
Title:

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

NATIXIS
Name of Lender

By:	/s/ Frank H. Madden, Jr.
Name:	Frank H. Madden, Jr.
Title:	Managing Director

If second signature is necessary:

By:	/s/ Christian Paragot-Rieutort
Name:	Christian Paragot-Rieutort
Title:	Associate Director

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Perella Weinberg Partners Xerion Master Fund Ltd.
Name of Lender

By:	/s/ Aaron Hood
Name:	Aaron Hood
Title:	COO

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TD Bank, N.A.
Name of Lender

By:	/s/ John Topolovec
Name:	John Topolovec
Title:	Vice President

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Telus CLO 2006-1, Ltd. by Tricadea Loan Management
Name of Lender

By:	/s/ John McCormick
Name:	John McCormick
Title:	Managing Director

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

WellPoint, Inc.
Name of Lender

By: Whippoorwill Associates, Inc.
Its Agent and Authorized Signatory

By:	/s/ Shelley F. Greenhaus
Name:	Shelley F. Greenhaus
Title:	Principal

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Whippoorwill Associates, Inc. Profit Sharing Plan
Name of Lender

By: Whippoorwill Associates, Inc.
Its Agent and Authorized Signatory

By:	/s/ Shelley F. Greenhaus
Name:	Shelley F. Greenhaus
Title:	Principal

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Whippoorwill Distressed Opportunity Fund, L.P.
Name of Lender

By: Whippoorwill Associates, Inc.
Its Agent and Authorized Signatory

By:	/s/ Shelly F. Greenhaus
Name:	Shelley F. Greenhaus
Title:	Principal

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

Whippoorwill Offshore Distressed Opportunity Fund, Ltd.
Name of Lender

By: Whippoorwill Associates, Inc.
Its Agent and Authorized Signatory

By:	/s/ Shelley F. Greenhaus
Name:	Shelley F. Greenhaus
Title:	Principal

If second signature is necessary:

By:
Name:
Title:

[Signature Page to Majority Consent Amendment]